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                                                                  Ex.99.906 CERT

N-CSR Exhibit for Item 10(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, Chief Executive Officer, and Michael A. Latham, Chief Financial Officer, of Master Investment Portfolio (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 5, 2004       /s/ Lee T. Kranefuss        Chief Executive Officer
      -----------------   ------------------------------------------------------
                          Lee T. Kranefuss            [Title]
                          [Signature]


Date: March 5, 2004       /s/ Michael A. Latham       Chief Financial Officer
      -----------------   ------------------------------------------------------
                          Michael A. Latham           [Title]
                          [Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.